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                                                                   Exhibit 99.10

                                VOTING AGREEMENT

          THIS VOTING AGREEMENT (this "Agreement"), dated as of July 18, 2003, is by and among the persons listed on Schedule I hereto (each a "Stockholder", and, collectively, the "Stockholders").

     WHEREAS, Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P. (collectively, "Pequot") and Analex Corporation, a Delaware corporation (the "Company") propose to enter into a Subordinated Note and Series A Convertible Preferred Stock Purchase Agreement of even date herewith (as the same may be amended or supplemented, the "Purchase Agreement") providing for the purchase by Pequot of shares of Series A convertible preferred stock, $.02 par value per share, of the Company (the "Series A Preferred Stock"), certain warrants to purchase Common Stock, $.02 par value per share, of the Company (the "Common Stock") and certain secured subordinated convertible promissory notes of the Company (the transactions contemplated by the Purchase Agreement, including without limitation the issuance of securities thereunder and the amendment or amendment and restatement of the Company's Certificate of Incorporation, the "Transactions");

     WHEREAS, as a condition to the execution and delivery of the Purchase Agreement, Pequot has requested that the Stockholders enter into this Agreement;

     WHEREAS, the Stockholders believe that the execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated thereby is in the best interests of the Company and its shareholders; and

     WHEREAS, each Stockholder is the record and beneficial owner, or the trustee of a trust whose beneficiaries are the beneficial owners, of such number of shares of Common Stock of the Company set forth opposite such Stockholder's name on Schedule I hereto (such shares of Common Stock, as such shares may be adjusted by stock dividend, stock split, recapitalization, combination or exchange of shares, merger, consolidation, reorganization or other change or transaction, together with shares of Common Stock that may be acquired after the date hereof by such Stockholder, including shares of Common Stock issued upon the exercise of options or warrants to purchase Common Stock (as the same may be adjusted as aforesaid), being collectively referred to herein as the "Shares").

     NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements contained herein, the Stockholders agree as follows:

     1. Representations and Warranties of the Stockholders. Each Stockholder hereby, severally and not jointly, represents and warrants to the other Stockholders as follows:

     (a) Authority. The Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Stockholder. This Agreement has been duly executed and delivered by the Stockholder and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a

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valid and binding obligation of the Stockholder enforceable against the
Stockholder in accordance with its terms (subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and
(ii) rules of law governing specific performance, injunctive relief, or other equitable remedies). Except as set forth on Schedule II hereto, neither the execution, delivery or performance of this Agreement by the Stockholder nor the consummation by the Stockholder of the transactions contemplated hereby will (i) require any filing with, or permit, authorization, consent or approval of, any federal, state, local or municipal foreign or other government or subdivision, branch, department or agency thereof or any governmental or quasi-governmental authority of any nature, including any court or other tribunal, (a "Governmental Entity"), (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under, or give rise to any right of termination, amendment, cancellation or acceleration under, or result in the creation of any pledge, claim, lien, option, charge, encumbrance or security interest of any kind or nature whatsoever (a "Lien") upon any of the properties or assets of the Stockholder under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, concession, franchise, contract, agreement or other instrument or obligation (a "Contract") to which the Stockholder is a party or by which the Stockholder or any of the Stockholder's properties or assets, including the Stockholder's Shares, may be bound or (iii) violate any judgment, order, writ, preliminary or permanent injunction or decree (an "Order") or any statute, law, ordinance, rule or regulation of any Governmental Entity (a "Law") applicable to the Stockholder or any of the Stockholder's properties or assets, including the Stockholder's Shares.

     (b) The Shares. Subject to the terms of this Agreement, the Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder. Except as set forth on Schedule II hereto, the Stockholder has good and marketable title to such Shares, free and clear of any Liens, proxies, voting trusts or agreements, understandings or arrangements, except for any such Liens or proxies arising hereunder. The Stockholder owns of record or beneficially no Common Stock or other voting interest in the Company other than such Stockholder's Shares and shares of Company Common Stock issuable upon the exercise of options and warrants, in each case as set forth on Schedule I hereto.

     (c) Purchase Agreement. Each Stockholder understands and acknowledges that Pequot is entering into the Purchase Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

     2. Board Approval. Each Stockholder understands and acknowledges that the Board of Directors of the Company has, to the extent required by applicable law, duly and validly authorized and approved, this Agreement, the Purchase Agreement and the transactions contemplated hereby and thereby.

     3. Agreements of All Stockholders. Each Stockholder, severally and not jointly, agrees as follows:

                                       2

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     (a) Until the Transactions are consummated or the Purchase Agreement is terminated in accordance with its terms, the Stockholder shall not, (i) except as otherwise expressly provided herein, sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option or other arrangement (including any profit sharing arrangement) or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, the Shares to any person, (ii) enter into or exercise its rights under any voting arrangement, whether by proxy, voting agreement, voting trust, power-of-attorney or otherwise, with respect to the Shares or (iii) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby.

     (b) At any meeting of Stockholders of the Company called to vote upon the Transactions and the Purchase Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Transactions and the Purchase Agreement or which is necessary to consummate the Transactions or for the Company to perform its obligations under the Purchase Agreement is sought, each Stockholder shall, including by executing a written consent if requested by the Company, vote (or cause to be voted) such Stockholder's Shares in favor of the Transactions and the adoption by the Company of the Purchase Agreement.

     (c) The Stockholders understand and acknowledge that Pequot is entering into the Purchase Agreement in reliance upon the agreements of the Stockholders herein.

     4. Grant of Irrevocable Proxy Coupled with an Interest; Appointment of
Proxy.

     (a) Each Stockholder hereby irrevocably grants to, and appoints Sterling E. Phillips, Jr., and any other individual who shall hereafter be designated by the Stockholders, and each of them, as such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote such Stockholder's Shares, or grant a consent or approval in respect of such Shares, at any meeting of Stockholders of the Company or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought in favor of the Transaction, the adoption by the Company of the Purchase Agreement and the approval of the other transactions contemplated by the Purchase Agreement.

     (b) Each Stockholder represents that any proxies heretofore given in respect of such Stockholder's Shares are not irrevocable, and that any such proxies are hereby revoked.

     (c) Each Stockholder hereby affirms that the proxy set forth in this
Section 4 is coupled with an interest and is irrevocable until such time as this Agreement terminates in accordance with its terms. Such Stockholder hereby further affirms that the irrevocable proxy is given in connection with the execution of the Purchase Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is

                                       3

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executed and intended to be irrevocable in accordance with the provisions of
Section 212(e) of the Delaware General Corporation Law.

     5. Transfers of Shares. During the term of this Agreement, no Stockholder shall Transfer any Shares unless the Person receiving Transfer of such Shares executes an Instrument of Accession in the form attached hereto as Exhibit A agreeing to be bound by the terms of this Agreement. As used herein, "Transfer" shall mean and include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by request, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Securities.

     6. Further Assurances. Each Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments as the Company or Pequot may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and to vest the power to vote such Stockholder's Shares as contemplated by Section 4.

     7. Termination. This Agreement, and all rights and obligations of the parties hereunder, shall terminate upon the consummation or termination of the Purchase Agreement in accordance with its terms. Nothing in this Section 7 shall relieve any Stockholder from liability for willful breach of this Agreement.

     8. General.

     (a) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     (b) Entire Agreement; Third-Party Beneficiaries. Each party hereby acknowledges that no other party or any other person or entity has made any promises, warranties, understandings or representations whatsoever, express or implied, not contained in this Agreement and acknowledges that it has not executed this Agreement in reliance upon any such promises, representations, understandings or warranties not contained herein and that this Agreement supersedes all prior agreements and understandings between the parties with respect thereto. There are no promises, covenants or undertakings other than those expressly set forth or provided for in this Agreement. Pequot shall be a third party beneficiary of the rights and benefits of this Agreement. This Agreement is not intended to confer upon any person other than the parties hereto and Pequot any rights or remedies hereunder.

     (c) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law.

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     (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     (e) Notices. All notices and other communications required or permitted hereunder shall be in writing. Notices shall be delivered personally, via recognized overnight courier (such as Federal Express, DHL or Airborne Express) or via certified or registered mail. Notices may be delivered via facsimile or e-mail, provided that by no later than two days thereafter such notice is confirmed in writing and sent via one of the methods described in the previous sentence. Notices shall be addressed to the address of each Stockholder as is set forth on the books and records of the Company, or at such other address or facsimile number as such Stockholder shall have furnished in writing to the other parties hereto. All notices shall be effective upon receipt.

     (f) Severability Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction to the greatest extent possible to carry out the intentions of the parties hereto.

     (g) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such nonbreaching or nondefaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

     (h) Facsimile Signatures. Any signature page delivered by a fax machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto.

     (i) Amendment and Waiver. This Agreement may be amended by the parties hereto by execution of an instrument in writing signed on behalf of the Stockholders holding a majority of Shares held by all of the Stockholders and the written consent of any third party beneficiary hereto. Any amendment signed by the Stockholders holding a majority of Shares held by all of the Stockholders shall bind all of the Stockholders. Any action, extension or waiver by any party of any provision hereto shall be valid only if set forth in an instrument in writing signed on behalf of such party. An action, extension or waiver signed by the Stockholders holding a majority of Shares held by all of the Stockholders shall bind all of the Stockholders.

     9. Stockholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or

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understanding herein in his or her capacity as such director or officer. Each
Stockholder signs solely in his, her or its capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Shares and nothing herein shall limit or affect any actions taken by a Stockholder in its capacity as an officer or director of the Company to the extent specifically permitted by the Purchase Agreement or as otherwise required by law..

     10. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in a court of the United States. This being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

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          IN WITNESS WHEREOF, each party hereto has signed this Agreement as of the date first written above.

                                            STOCKHOLDERS:


                                            By: /s/ Jon M. Stout
                                                --------------------------------
                                                Jon M. Stout


                                            By: /s/ Patricia W. Stout
                                                --------------------------------
                                                Patricia W. Stout


                                            STOUT DYNASTIC TRUST


                                            By: /s/ Jon M. Stout
                                                --------------------------------
                                                Name:
                                                Title:


                                            S. CO. LLC


                                            By: /s/ Jon M. Stout
                                                --------------------------------
                                                Name:
                                                Title:


                                            By: /s/ J. Richard Knop
                                                --------------------------------
                                                J. Richard Knop


                                            By: /s/ C.W. Gilluly
                                                --------------------------------
                                                C.W. Gilluly


                                            By: /s/ Peter Belford, Sr.
                                                --------------------------------
                                                Peter Belford, Sr.


                                            By: /s/ Lese Ann Kodger
                                                --------------------------------
                                                Lese Ann Kodger

                       Signature Page to Voting Agreement

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                                            By:
                                                --------------------------------
                                                Alex Patterson


                                            By: /s/ Gerald McNichols
                                                --------------------------------
                                                Gerald McNichols

                       Signature Page to Voting Agreement

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                                   SCHEDULE I

-----------------------------------
STOCKHOLDER            COMMON STOCK
-----------------------------------

-----------------------------------
Jon M. Stout                127,968
-----------------------------------
Patricia W. Stout           166,634
-----------------------------------
Stout Dynastic Trust      1,515,422
-----------------------------------
S. Co. LLC                  740,605
-----------------------------------
Rick Knop                   792,135
-----------------------------------
C.W. Gilluly                610,875
-----------------------------------
Peter Belford, Sr.        1,108,397
-----------------------------------
Lese Ann Kodger           1,447,831
-----------------------------------
Gerald McNichols            728,820
-----------------------------------
Total                     7,238,687
-----------------------------------

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                                   SCHEDULE II

Required Filings:

Filings with the Securities and Exchange Commission pursuant to the requirements of the Securities and Exchange Act of 1934, as amended.

Voting Agreements With Respect To the Shares:

The Voting Agreement, dated March 30, 2000, as amended, by and among the Company and the individuals listed on the signature pages thereto.

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                                    Exhibit A

                         Form of Instrument of Accession
                             Instrument of Accession

     Reference is made to that certain Voting Agreement dated as of July 18, 2003, a copy of which attached hereto (as amended and in effect from time to time, the "Voting Agreement"), among the Stockholders (as defined therein).

     The undersigned,                                     , in order to become
                      ------------------------------------
the owner or holder of [identify Securities being Transferred] (the "Securities") of Analex Corporation, a Delaware corporation (the "Company") hereby agrees that by his, her or its execution hereof the undersigned is a Stockholder party to the Voting Agreement subject to all of the restrictions and conditions applicable to Stockholders set forth in such Voting Agreement, and all of the Shares purchased by the undersigned in connection herewith (and any and all debt and equity of the Company issued in respect hereof) are subject to all the restrictions and conditions applicable to such Shares as set forth in the Voting Agreement. This Instrument of Accession shall take effect and shall become a part of said Voting Agreement immediately upon execution.

     Executed as of the date set forth below under the laws of the State of Delaware.


     Signature
               -------------------------------------
     Address
            ----------------------------------------

            ----------------------------------------

            ----------------------------------------

     Date:
          --------------------